Schedule of Investments PIMCO Income Strategy Fund	March 31, 2026 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 96.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 31.2%
Altice France SA 10.547% (TSFR3M + 6.875%) due 05/31/2031 ~	$1,874	$1,882
AP Core Holdings II LLC 9.428% (TSFR3M + 5.500%) due 09/01/2027 ~	6,906	6,748
Asurion LLC 7.768% (TSFR1M + 4.000%) due 08/19/2028 ~	1,674	1,621
Auris Luxembourg III SARL
TBD% - 6.951% (TSFR1M + 3.250%) due 02/28/2029 «~	99	99
Bausch & Lomb Corp.
TBD% (TSFR1M + 3.750%) due 01/15/2031 ~	299	299
Bausch Health Cos., Inc. 9.918% (TSFR1M + 6.250%) due 10/08/2030 ~	1,985	1,921
BDO USA PC
8.166% (TSFR3M + 4.500%) due 08/31/2028 «~	102	101
8.640% (TSFR3M + 5.000%) due 08/31/2028 «~	1,327	1,325
Cengage Learning, Inc.
TBD% - 6.676% (TSFR3M + 3.000%) due 03/24/2031 ~	788	774
Central Parent, Inc. 6.950% (TSFR3M + 3.250%) due 07/06/2029 ~	2,864	2,051
Charlotte Buyer, Inc. 7.920% (TSFR1M + 4.250%) due 02/11/2028 ~	1,687	1,674
Columbus McKinnon Corp. 7.200% (TSFR3M + 3.500%) due 02/03/2033 ~	442	441
Coreweave Compute Acquisition Co. IV LLC 9.669% - 9.700% (TSFR3M + 6.000%) due 05/16/2029 «~	1,863	1,920
Databricks, Inc.
1.000% due 01/05/2032 ~µ	91	90
8.171% (TSFR1M + 4.500%) due 01/05/2032 ~	409	407
DTI Holdco, Inc. 7.668% (TSFR1M + 4.000%) due 04/26/2029 ~	2,264	1,960
Encina Private Credit LLC TBD% due 11/30/2026 «~	55	45
Envision Healthcare Corp.
11.641% (TSFR3M + 7.875%) due 07/20/2026 «~	560	560
11.641% (TSFR3M + 7.875%) due 11/03/2028 «~	7,126	7,340
Finastra USA, Inc. 7.671% (TSFR3M + 4.000%) due 09/15/2032 ~	1,275	1,200
Forward Air Corp. 8.167% (TSFR3M + 4.500%) due 12/19/2030 ~	219	214
Galaxy U.S. Opco, Inc. 12.667% (TSFR3M + 5.250%) due 07/31/2030 ~	1,809	1,570
Gateway Casinos & Entertainment Ltd. 9.936% (TSFR3M + 6.250%) due 12/18/2030 ~	3,147	3,155
Guardian
1.000% due 08/29/2032 «~µ	100	100
9.167% (TSFR3M + 5.500%) due 08/29/2032 «~	600	595
Houghton Mifflin Harcourt Publishing Co. 9.018% (TSFR1M + 5.250%) due 04/09/2029 ~	1,137	967
iHeartCommunications, Inc. 9.557% (TSFR1M + 5.775%) due 05/01/2029 ~	300	264
Ineos U.S. Finance LLC 6.918% (TSFR1M + 3.250%) due 02/18/2030 ~	2,288	2,007
Ivanti Software, Inc. 8.411% (TSFR3M + 4.750%) due 06/01/2029 ~	2,247	1,525
J&J Ventures Gaming LLC 8.782% (TSFR1M + 5.000%) due 04/26/2028 «~	778	778
LBM Acquisition LLC 7.525% (TSFR1M + 3.750%) due 06/06/2031 ~	1,995	1,610
Lealand Finance Co. BV 6.782% (TSFR1M + 3.000%) due 06/30/2027 ~	40	34
Lealand Finance Co. BV (7.782% Cash) 7.782% (TSFR1M + 4.000%) due 12/31/2027 ~	218	182
Magenta Security Holdings LLC
10.177% (TSFR3M + 6.250%) due 07/27/2028 ~	276	61
10.677% (TSFR3M + 6.750%) due 07/27/2028 ~	59	43
10.927% (TSFR3M + 7.000%) due 07/27/2028 ~	78	33
McAfee LLC 6.668% (TSFR1M + 3.000%) due 03/01/2029 ~	496	445
Mercury Aggregator LP TBD% due 04/03/2027 «~	1,178	0
MI Windows & Doors LLC 6.418% (TSFR1M + 2.750%) due 03/28/2031 ~	98	91
MPH Acquisition Holdings LLC
7.417% (TSFR3M + 3.750%) due 12/31/2030 ~	508	508

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

8.528% (TSFR3M + 4.600%) due 12/31/2030 ~		4,214	3,752
Newfold Digital Holdings Group, Inc.
7.269% - 9.442% (TSFR1M + 3.500%) due 04/30/2029 ~		1,011	675
7.269% - 9.442% (TSFR3M + 5.750%) due 04/30/2029 «~		84	64
Nscale AS TBD% - 8.700% (TSFR3M + 5.000%) due 08/11/2032 «~µ		3,000	3,000
Obol France 3 SAS 7.103% (EUR006M + 5.000%) due 12/31/2028 ~	EUR	2,492	2,857
OCS Group Holdings Ltd. 8.980% due 11/28/2031 ~	GBP	1,000	1,319
Ontario Gaming GTA LP 7.950% (TSFR3M + 4.250%) due 08/01/2030 ~		$1,494	1,404
Padagis LLC 8.658% (TSFR3M + 4.750%) due 07/06/2028 «~		1,631	1,504
Paradigm Parent LLC 8.200% (TSFR3M + 4.500%) due 04/16/2032 ~		2,129	1,767
Peraton Corp. 7.517% (TSFR3M + 3.750%) due 02/01/2028 ~		4,479	3,833
Polaris Newco LLC 7.928% (TSFR3M + 4.000%) due 06/02/2028 ~		1,960	1,730
Poseidon Bidco SASU 7.504% (EUR006M + 5.000%) due 03/13/2030 ~	EUR	1,600	555
Promotora de Informaciones SA 7.499% (EUR003M + 5.470%) due 12/31/2029 «~		11,414	12,896
QuidelOrtho Corp. 7.668% (TSFR1M + 4.000%) due 08/20/2032 ~		$2,488	2,487
RealPage, Inc. 6.961% (TSFR3M + 3.000%) due 04/24/2028 ~		1,394	1,339
SCUR-Alpha 1503 GmbH 9.167% (TSFR3M + 5.500%) due 03/29/2030 ~		2,143	1,886
Spa Holdings 3 OYJ 8.211% (TSFR3M + 4.512%) due 05/23/2030 ~		1,985	1,970
Steenbok Lux Finco 2 SARL 10.000% due 12/31/2028 ~	EUR	7,206	2,506
Stepstone Group Midco 2 GmbH 8.199% (TSFR6M + 4.500%) due 12/19/2031 ~		$1,985	1,747
Stonepeak Bayou Holdings LP 6.450% (TSFR3M + 2.750%) due 10/01/2032 ~		2,000	1,948
Subcalidora 2 7.877% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	1,566	1,769
Syniverse Holdings, Inc. 10.700% (TSFR3M + 7.000%) due 05/13/2027 «~		$4,774	4,422
Trident TPI Holdings, Inc. 7.450% (TSFR3M + 3.750%) due 09/15/2028 ~		1,687	1,602
U.S. Renal Care, Inc.
1.500% - 9.675% (TSFR1M + 6.000%) due 09/25/2030 «~		1,969	2,006
8.782% (TSFR1M + 5.000%) due 06/28/2028 ~		9,399	8,877
Unicorn Bay 13.000% due 12/31/2026 «~	HKD	17,046	2,201
Virgin Media Investment Holdings Ltd. 6.978% due 08/01/2030 «~	GBP	1,000	1,271
Vistra Zero Operating Co. LLC 5.668% (TSFR1M + 2.000%) due 04/30/2031 ~		$199	198
Westmoreland Coal Co. 8.000% due 03/15/2029 «~		713	310

Total Loan Participations and Assignments (Cost $127,733)			118,535

CORPORATE BONDS & NOTES 29.5%
BANKING & FINANCE 7.0%
Armor Holdco, Inc. 8.500% due 11/15/2029		2,000	1,828
Barclays PLC
6.490% due 09/13/2029 •(j)		200	208
6.692% due 09/13/2034 •(j)		300	325
7.437% due 11/02/2033 •(j)		970	1,085
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,769
CaixaBank SA 6.840% due 09/13/2034 •(j)		$200	218
CBRE Services, Inc. 5.950% due 08/15/2034 (j)		400	417
Credicorp Capital Sociedad Titulizadora SA 10.100% due 12/15/2043	PEN	500	156
Credit Suisse AG AT1 Claim		$3,840	1,344
FS KKR Capital Corp. 7.875% due 01/15/2029 (j)		2,000	2,023
GSPA Monetization Trust 6.422% due 10/09/2029		751	757
Hestia Re Ltd. 3.640% (BNMMDTSC + 0.100%) due 04/22/2029 ~		13	8
Integrity Re Ltd. 26.306% (FHMMUSTF + 22.796%) due 06/08/2026 ~		1,000	1,038
ION Platform Finance U.S., Inc./ION Platform Finance SARL
5.750% due 05/15/2028		100	95

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

8.750% due 05/01/2029		1,080	1,006
9.500% due 05/30/2029 (j)		720	679
JAB Holdings BV
3.750% due 05/28/2051		250	171
4.500% due 04/08/2052		100	76
Kona Spc Ltd. 5.718% due 09/15/2026 «•	EUR	1,000	1,163
Nuveen Churchill Direct Lending Corp. 6.650% due 03/15/2030 (j)		$2,000	1,987
Purple Re Ltd. 6.060% (JMMMUSTF + 2.500%) due 06/07/2033 ~		250	250
Sammons Financial Group, Inc. 6.875% due 04/15/2034 (j)		100	106
Sanders Re III Ltd. 15.880% (BRMMUSDF + 12.320%) due 04/09/2029 ~		372	242
Societe Generale SA 6.691% due 01/10/2034 •(j)		400	427
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	3,784	711
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030 (j)		$4,868	4,584
Ursa Re II Ltd. 11.411% (MSMMUSTF + 7.750%) due 06/07/2028 ~		250	252
Ursa Re Ltd. 12.810% (JMMMUSTF + 9.250%) due 12/07/2028 ~		400	411
VICI Properties LP/VICI Note Co., Inc.
3.875% due 02/15/2029 (j)		1,800	1,750
4.500% due 01/15/2028 (j)		1,280	1,273
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		1,718	0
Winston RE Ltd. 13.750% (BNMMDTSC + 10.210%) due 02/26/2031 ~		250	260

			26,619

INDUSTRIALS 17.4%
ams-OSRAM AG 12.250% due 03/30/2029 (j)		1,000	1,064
Beignet Investor LLC 6.581% due 05/30/2049 (j)		4,930	5,073
Crescent Energy Finance LLC 7.875% due 04/15/2032 (j)		100	102
CVS Pass-Through Trust 7.507% due 01/10/2032 (j)		233	246
DISH DBS Corp.
5.250% due 12/01/2026		3,520	3,492
5.750% due 12/01/2028		3,560	3,445
Ecopetrol SA 8.375% due 01/19/2036		200	203
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.750% due 01/15/2030 (j)		1,600	1,496
Flora Food Management BV 6.875% due 07/02/2029	EUR	800	869
Ford Motor Co. 7.700% due 05/15/2097		$4,805	4,861
Great Canadian Gaming Corp./Raptor LLC 8.750% due 11/15/2029		100	98
Grupo Nutresa SA 8.000% due 05/12/2030 (j)		700	742
HCA, Inc. 7.500% due 11/15/2095		1,050	1,119
Incora Intermediate II LLC (0.500% PIK) 0.500% due 01/31/2030 «(b)		5,087	5,087
Incora Top Holdco LLC 6.000% due 01/30/2033 «(i)		3,536	5,356
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (j)		1,700	1,609
LifePoint Health, Inc.
9.875% due 08/15/2030 (j)		400	424
11.000% due 10/15/2030 (j)		1,400	1,507
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.750% due 04/01/2032		100	96
National Mentor Holdings, Inc. 10.500% due 12/15/2030 (j)		1,700	1,756
New Albertsons LP 6.570% due 02/23/2028		2,800	2,816
Newfold Digital Holdings Group, Inc. 7.269% due 04/30/2029		673	374
Nissan Motor Co. Ltd. 7.500% due 07/17/2030		400	403
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (j)	EUR	1,400	1,500
Petroleos Mexicanos
6.700% due 02/16/2032		$830	813
6.840% due 01/23/2030		400	401
8.750% due 06/02/2029 (j)		765	805

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Topaz Solar Farms LLC
4.875% due 09/30/2039		725	656
5.750% due 09/30/2039 (j)		3,548	3,532
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC 9.500% due 05/15/2030 (j)		1,900	1,680
Transocean International Ltd. 8.250% due 05/15/2029 (j)		1,500	1,551
U.S. Renal Care, Inc. 10.625% due 06/28/2028		843	704
Ubisoft Entertainment SA 0.878% due 11/24/2027 (j)	EUR	1,500	1,401
Valaris Ltd. 8.375% due 04/30/2030		$156	162
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	60,000	5,076
Venture Global LNG, Inc.
9.500% due 02/01/2029 (j)		$800	865
9.875% due 02/01/2032 (j)		1,200	1,289
Viridien 10.000% due 10/15/2030 (j)		1,983	2,112
Vmed O2 U.K. Financing I PLC 7.750% due 04/15/2032 (j)		700	672
Yinson Boronia Production BV 8.947% due 07/31/2042 (j)		777	848

			66,305

UTILITIES 5.1%
FORESEA Holding SA 7.500% due 06/15/2030		467	458
NGD Holdings BV 6.750% due 12/31/2026		121	113
Nova Securitisation SARL 5.750% due 02/03/2031 (j)		900	872
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 ^(b)(c)		7,304	3,542
OI SA (8.500% PIK) 8.500% due 12/31/2028 ^(b)(c)		15,147	161
Pacific Gas & Electric Co.
4.200% due 03/01/2029 (j)		900	890
4.450% due 04/15/2042 (j)		322	266
4.750% due 02/15/2044 (j)		996	833
Peru LNG SRL 5.375% due 03/22/2030		3,201	3,109
Qwest Corp. 7.750% due 05/01/2030		7,000	6,954
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 6.500% due 02/15/2029		1,400	1,361
Vistra Operations Co. LLC 6.950% due 10/15/2033 (j)		800	871

			19,430

Total Corporate Bonds & Notes (Cost $128,459)			112,354

CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,554
Ubisoft Entertainment SA 2.375% due 11/15/2028	EUR	900	994

Total Convertible Bonds & Notes (Cost $2,610)			2,548

MUNICIPAL BONDS & NOTES 0.8%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		$1,293	997

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (e)		21,900	2,035

Total Municipal Bonds & Notes (Cost $4,127)			3,032

U.S. GOVERNMENT AGENCIES 1.8%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)		15,340	916
6.153% due 11/25/2055 «~		3,640	2,371
Federal Home Loan Mortgage Corp. REMICS
2.434% due 11/15/2040 •		95	82
3.000% due 11/15/2033 (a)		331	11

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
1.612% due 11/25/2057 ~		94	36
2.205% due 08/25/2057 ~		467	136
2.263% due 08/25/2058 ~		469	174
2.694% due 05/25/2064 ~		297	148
3.429% due 05/25/2057 ~		277	119
3.551% due 10/25/2058 ~		481	219
4.654% due 02/25/2059 ~		564	237
5.118% due 05/25/2060 ~		294	171
6.934% due 03/25/2061 ~		97	60
Federal Home Loan Mortgage Corp. STACR REMICS Trust 11.462% due 11/25/2041 •		1,900	1,965
Federal National Mortgage Association REMICS
2.274% due 02/25/2049 •(a)		158	15
3.500% due 12/25/2032 - 12/25/2049 (a)		857	80
3.651% due 12/25/2040 •		108	108
4.000% due 11/25/2042 (a)		429	40

Total U.S. Government Agencies (Cost $7,234)			6,888

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
4.875% due 08/15/2045 (m)		175	175
U.S. Treasury Notes
4.250% due 08/15/2035 (m)		257	256

Total U.S. Treasury Obligations (Cost $443)			431

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%
Banc of America Funding Trust 6.000% due 08/25/2036		287	268
BBCCRE Trust 4.216% due 08/10/2033		600	539
BCAP LLC Trust
3.606% due 03/27/2036 ~		505	343
4.447% due 03/26/2037 þ		277	474
Bear Stearns ALT-A Trust
4.113% due 06/25/2046 •		639	591
4.433% due 11/25/2036 ~		121	61
4.625% due 09/25/2035 ~		91	39
Bear Stearns ALT-A Trust II 4.164% due 09/25/2047 ~		1,603	749
CD Mortgage Trust 5.688% due 10/15/2048		113	106
Chase Mortgage Finance Trust
4.658% due 12/25/2035 ~		1	1
6.000% due 02/25/2037		297	113
6.000% due 07/25/2037		204	85
6.250% due 10/25/2036		512	183
CHL Mortgage Pass-Through Trust
5.500% due 10/25/2035		141	74
6.250% due 09/25/2036		157	52
CLNY Trust
6.059% due 11/15/2038 •		1,100	1,055
6.755% due 11/15/2038 •		1,100	1,037
Countrywide Alternative Loan Trust
4.143% due 05/25/2037 •		131	41
5.500% due 03/25/2035		97	39
5.500% due 12/25/2035		830	401
5.750% due 01/25/2035		39	38
5.935% due 04/25/2036 ~		53	50
6.000% due 02/25/2035		101	82
6.000% due 08/25/2036 •		113	61
6.000% due 12/25/2036		1,318	358
6.000% due 04/25/2037		349	149
6.250% due 11/25/2036		178	129
6.250% due 12/25/2036 •		615	244
6.500% due 08/25/2036		183	52
Countrywide Alternative Loan Trust Resecuritization
6.000% due 05/25/2036		638	335
6.000% due 08/25/2037 ~		330	161
CSMC Trust
3.613% due 11/10/2032 ~		1,000	161
8.044% due 07/15/2032 •		3,147	3,141
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 4.193% due 06/25/2037 •		1,856	1,673
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 5.743% due 06/25/2034 •		1,772	1,795
Eurosail-U.K. PLC 7.865% due 06/13/2045 •	GBP	239	262
GS Mortgage-Backed Securities Trust
0.000% due 11/25/2061 ~(a)		$7,334	345
7.596% due 11/25/2061 ~		100	88
GSR Mortgage Loan Trust 6.000% due 02/25/2036		977	340

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

HarborView Mortgage Loan Trust
4.511% due 01/19/2035 •	13	12
4.685% due 07/19/2035 ~	10	7
Hilton USA Trust 2.828% due 11/05/2035	1,400	1,200
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	1,642	476
JP Morgan Alternative Loan Trust
4.108% due 03/25/2037 ~	297	263
4.341% due 03/25/2036 ~	282	206
JP Morgan Chase Commercial Mortgage Securities Trust
5.160% due 07/05/2033 •	1,182	1,036
5.320% due 11/15/2035 •	1,300	986
5.670% due 11/15/2035 •	600	342
6.020% due 02/15/2035 •	823	795
7.970% due 02/15/2035 •	1,892	1,645
JP Morgan Mortgage Trust
5.265% due 01/25/2037 ~	62	52
5.299% due 02/25/2036 ~	62	40
Lehman XS Trust 4.233% due 06/25/2047 •	288	276
Merrill Lynch Mortgage Investors Trust 4.342% due 03/25/2036 ~	402	184
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ~	1,897	497
Morgan Stanley Residential Mortgage Loan Trust
0.325% due 01/25/2070 ~(a)	3,387	15
1.358% due 01/25/2070 ~(a)	3,387	107
7.112% due 01/25/2070 ~	200	193
New Residential Mortgage Loan Trust
0.000% due 11/25/2065 ~(a)	18,195	552
0.250% due 11/25/2065 ~(a)	18,195	75
0.250% due 12/25/2065 ~(a)	10,543	56
1.664% due 12/25/2065 ~(a)	10,543	396
6.566% due 12/25/2065 ~	160	144
6.600% due 11/25/2065 ~	250	222
RALI Trust 4.353% due 12/25/2045 •	1,901	1,043
Residential Asset Securitization Trust
5.750% due 02/25/2036	372	133
6.000% due 07/25/2037	1,771	631
6.250% due 09/25/2037	1,165	413
RFMSI Trust
6.000% due 09/25/2036	37	30
6.000% due 06/25/2037	511	408
Soho Trust 2.697% due 08/10/2038 ~	2,940	2,438
STARM Mortgage Loan Trust
5.604% due 04/25/2037 ~	130	66
5.644% due 02/25/2037 ~	25	22
Structured Adjustable Rate Mortgage Loan Trust
4.219% due 01/25/2036 ~	356	188
4.960% due 11/25/2036 ~	276	214
Verus Securitization Trust 7.799% due 06/25/2069 ~	500	505
WaMu Mortgage Pass-Through Certificates Trust
3.707% due 10/25/2036 ~	108	96
3.871% due 12/25/2046 •	113	105
3.996% due 02/25/2037 ~	99	86
4.693% due 10/25/2045 •	1,465	1,298
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037	10	10
Worldwide Plaza Trust 3.526% due 11/10/2036	2,350	1,879
WSTN Trust
7.690% due 07/05/2037 ~	800	807
8.455% due 07/05/2037 ~	800	801
9.835% due 07/05/2037 ~	600	603

Total Non-Agency Mortgage-Backed Securities (Cost $41,530)		37,268

ASSET-BACKED SECURITIES 8.2%
AUTOMOBILE SEQUENTIAL 1.3%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «	4,832	4,901

HOME EQUITY OTHER 1.9%
Argent Securities Trust 4.173% due 03/25/2036 •	5,467	3,092
Citigroup Mortgage Loan Trust, Inc. 4.093% due 12/25/2036 •	2,413	898
Merrill Lynch Mortgage Investors Trust 4.113% due 04/25/2037 •	151	68

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		173	97
Ownit Mortgage Loan Trust 4.288% due 03/25/2037 •		2,312	2,484
People's Choice Home Loan Securities Trust 4.678% due 06/25/2034 •		323	306
Renaissance Home Equity Loan Trust 7.238% due 09/25/2037 þ		1,010	384

			7,329

HOME EQUITY SEQUENTIAL 0.2%
Morgan Stanley Mortgage Loan Trust 4.033% due 04/25/2037 •		2,310	605

WHOLE LOAN COLLATERAL 0.9%
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		214	68
First Franklin Mortgage Loan Trust 4.663% due 06/25/2036 •		1,475	1,453
Residential Asset Mortgage Products Trust 4.353% due 09/25/2036 •		72	68
Securitized Asset-Backed Receivables LLC Trust 4.073% due 05/25/2036 •		3,425	1,839

			3,428

OTHER ABS 3.9%
ABSLT DE LLC 12.175% due 05/20/2033 «		5,300	5,212
Adagio VI CLO DAC 0.000% due 04/30/2031 ~	EUR	1,306	327
Apidos CLO XXVIII 0.000% due 10/20/2038 ~		$2,534	726
Avoca CLO XX DAC 0.000% due 07/15/2032 ~	EUR	1,070	691
Belle Haven ABS CDO Ltd. 7.000% due 07/05/2046 •		$85,896	188
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	131
0.000% due 03/31/2038 ~		814	417
College Avenue Student Loans Trust
0.000% due 06/25/2054 «(e)		5	2,740
6.610% due 06/25/2054		626	649
8.660% due 06/25/2054		902	953
Deutsche Bank AG 10.918% due 01/21/2035 «•		500	502
Dryden 58 CLO Ltd. 0.000% due 07/17/2031 ~		5,689	34
Marlette Funding Trust
0.000% due 07/16/2029 (e)		6	0
0.000% due 03/15/2030 «(e)		3	1
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(e)		1	418
SLM Student Loan Trust 0.000% due 01/25/2042 «(e)		2	371
Taberna Preferred Funding V Ltd. 4.305% due 08/05/2036 •		1,471	1,382

			14,742

Total Asset-Backed Securities (Cost $50,695)			31,005

SOVEREIGN ISSUES 2.4%
Argentina Bonar Bonds 0.750% due 07/09/2030 þ		1,249	1,015
Argentina Republic Government International Bonds
1.000% due 07/09/2029		256	226
4.125% due 07/09/2046 þ		107	74
5.000% due 01/09/2038 þ		6,188	4,678
Development Bank of Kazakhstan JSC 18.400% due 10/16/2028	KZT	100,000	215
Dominican Republic International Bonds 10.750% due 06/01/2036	DOP	21,000	365
Ghana Government International Bonds
0.000% due 07/03/2026 (e)		$7	7
0.000% due 01/03/2030 (e)		39	33
5.000% due 07/03/2029 þ		191	182
5.000% due 07/03/2035 þ		313	268
Peru Government International Bonds
6.900% due 08/12/2037	PEN	900	257
6.950% due 08/12/2031		161	50
Romania Government International Bonds
5.375% due 03/22/2031	EUR	190	222
5.500% due 09/18/2028		500	597
6.375% due 09/18/2033		500	595

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Turkiye Government Bonds 39.740% (BISTREFI) due 05/17/2028 ~	TRY	13,466	302
Venezuela Government International Bonds
6.000% due 12/09/2049 ^(c)		$120	46
9.250% due 09/15/2027 ^(c)		151	73

Total Sovereign Issues (Cost $8,037)			9,205

		SHARES
COMMON STOCKS 7.9%
COMMUNICATION SERVICES 0.9%
Clear Channel Outdoor Holdings, Inc. (d)		261,329	619
iHeartMedia, Inc. Class A (d)		62,317	182
iHeartMedia, Inc. Class B «(d)		48,387	124
Promotora de Informaciones SA Class A (d)		130,203	45
SES SA «(d)		113,713	1,706
Uniti Group, Inc. (d)		59,579	559

			3,235

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(d)(i)		12,793,342	0
West Marine «(d)(i)		1,500	10

			10

FINANCIALS 2.0%
Banca Monte dei Paschi di Siena SpA		523,500	4,568
Windstream Services LLC (d)		326,125	3,059
XBP Global Holdings, Inc. (d)		325	1

			7,628

HEALTH CARE 3.2%
AmSurg Corp. «(d)(i)		275,005	12,093

INDUSTRIALS 1.8%
Drillco Holdings Luxembourg SA «(i)		26,444	609
Foresea Holdings SA «		10,980	252
Incora New Equity «(d)(i)		155,272	5,881
Westmoreland Mining Holdings «(d)(i)		25,226	15
Westmoreland Mining LLC «(d)(i)		46,156	196

			6,953

REAL ESTATE 0.0%
MNSN Holdings, Inc. «(d)(i)		1,675	104

Total Common Stocks (Cost $27,896)			30,023

WARRANTS 0.2%
COMMUNICATION SERVICES 0.2%
Windstream Holdings II LLC - Exp. 08/01/2035		63,531	595

CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/08/2028		195	0

Total Warrants (Cost $387)			595

PREFERRED SECURITIES 2.5%
BANKING & FINANCE 1.6%
ADLER Group SA «		675,204	0
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(g)		35,000	30
Cooperatieve Rabobank UA 6.500% due 12/31/2099 þ(g)		1,246,400	1,596
WAFC Voussoir «		2,334,984	2,335
Windstream Holdings II LLC 11.000% «		2,081	2,214

			6,175

INDUSTRIALS 0.9%
Clover Holdings, Inc. 0.000% «(i)		7,609	144
SVB Financial Trust
0.000% due 11/07/2032 (e)		13,600	1

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

11.000% due 11/07/2032		1,910	903
Syniverse Holdings, Inc. 12.500% «(i)		1,567,967	1,319
Venture Global LNG, Inc. 9.000% due 09/30/2029 •(g)		1,070,000	1,066

			3,433

Total Preferred Securities (Cost $9,701)			9,608

REAL ESTATE INVESTMENT TRUSTS 0.3%
REAL ESTATE 0.3%
VICI Properties, Inc.		45,844	1,252

Total Real Estate Investment Trusts (Cost $308)			1,252

SHORT-TERM INSTRUMENTS 1.5%
MUTUAL FUNDS 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.720% (h)		3,126,604	3,127

		PRINCIPAL AMOUNT (000s)
NIGERIA TREASURY BILLS 0.7%
20.110% due 05/26/2026 (e)(f)	NGN	4,050,000	2,838

Total Short-Term Instruments (Cost $6,062)			5,965

Total Investments in Securities (Cost $415,272)			368,709

		SHARES
INVESTMENTS IN AFFILIATES 12.3%
SHORT-TERM INSTRUMENTS 12.3%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.3%
PIMCO Short-Term Floating NAV Portfolio III		4,796,690	46,715

Total Short-Term Instruments (Cost $46,695)			46,715

Total Investments in Affiliates (Cost $46,695)			46,715

Total Investments 109.2% (Cost $461,917)			$415,424
Financial Derivative Instruments (k)(l) 0.2%(Cost or Premiums, net $(1,127))			998
Other Assets and Liabilities, net (9.4)%			(35,882)

Net Assets Applicable to Common Shareholders 100.0%			$380,540

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					Payment in-kind security.
(c)					Security is not accruing income as of the date of this report.
(d)					Security did not produce income within the last twelve months.
(e)					Zero coupon security.
(f)					Coupon represents a yield to maturity.
(g)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)					Coupon represents a 7-Day Yield.
(i)					RESTRICTED SECURITIES:
Issuer Description			Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

AmSurg Corp.			11/02/2023 - 11/06/2023	$11,491	$12,093	3.18%
Clover Holdings, Inc.			12/09/2024	114	144	0.04
Drillco Holdings Luxembourg SA			06/08/2023	529	609	0.16
Incora New Equity			01/31/2025	7,542	5,881	1.55
Incora Top Holdco LLC 6.000% due 01/30/2033			01/31/2025 - 01/31/2026	3,536	5,356	1.41
MNSN Holdings, Inc.			03/16/2023 - 03/29/2023	19	104	0.03
Steinhoff International Holdings NV			06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.			05/12/2022 - 11/30/2025	1,547	1,319	0.35
West Marine			09/12/2023	21	10	0.00
Westmoreland Mining Holdings			12/08/2014 - 10/19/2016	727	15	0.00
Westmoreland Mining LLC			06/30/2023 - 02/03/2025	231	196	0.04

				$25,757	$25,727	6.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	(0.500)%	01/26/2026	TBD(2)	EUR	(171)	$(198)
BRC	(0.100)	11/10/2025	TBD(2)		(1,308)	(1,513)
	3.580	12/12/2025	TBD(2)		$(1,474)	(1,490)
CDC	4.030	03/10/2026	07/08/2026		(11,347)	(11,374)
	4.130	03/10/2026	07/08/2026		(4,450)	(4,461)
	4.130	03/20/2026	04/02/2026		(1,557)	(1,559)
	4.140	03/02/2026	06/01/2026		(1,564)	(1,570)
	4.170	02/27/2026	04/02/2026		(2,513)	(2,522)
CEW	4.120	02/26/2026	05/27/2026		(4,985)	(5,005)
MSC	3.250	03/20/2026	05/01/2026		(78)	(78)
RDR	4.000	12/18/2025	TBD(2)		(257)	(259)
RTA	4.155	03/26/2026	08/20/2026		(1,868)	(1,869)
SOG	4.190	02/25/2026	04/07/2026		(1,203)	(1,208)
	4.210	02/05/2026	05/06/2026		(1,250)	(1,258)
	4.220	02/26/2026	04/16/2026		(3,732)	(3,747)

Total Reverse Repurchase Agreements						$(38,111)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

(j)	Securities with an aggregate market value of $41,919 have been pledged as collateral under the terms of master agreements as of March 31, 2026.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2026 was $(34,008) at a weighted average interest rate of 4.155%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2026	32	$(3,633)	$83	$0	$(10)
U.S. Treasury Long-Term Bond June Futures	06/2026	20	(2,278)	67	0	(7)

Total Futures Contracts	$150	$0	$(17)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2026(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	0.772%	EUR	200	$14	$(11)	$3	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	0.828	1,986	76	(4)	72	1	0

$90	$(15)	$75	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)
Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

CDX.HY-45 5-Year Index	5.000%	Quarterly	12/20/2030	$8,019	$625	$(189)	$436	$72	$0
CDX.HY-46 5-Year Index	5.000	Quarterly	06/20/2031	2,300	90	24	114	21	0

$715	$(165)	$550	$93	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	15,360	$(67)	$(588)	$(655)	$49	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	7,300	709	1,346	2,055	0	(21)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	3,700	412	258	670	0	(12)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	300	(1)	250	249	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026	$15,300	249	(231)	18	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	4,900	(1)	129	128	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	21,600	(51)	(469)	(520)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027	2,730	(1)	71	70	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027	10,900	(27)	(228)	(255)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027	4,500	(1)	113	112	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027	18,000	(48)	(357)	(405)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027	28,100	106	(620)	(514)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028	15,100	(4)	890	886	0	(7)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	962	958	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(2,354)	(950)	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	236	(38)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	2,681	(3,686)	53	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		53,900	(504)	(570)	(1,074)	52	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030		39,700	956	(746)	210	40	0
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	180	180	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(811)	(825)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	2,935	5,395	0	(31)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	2,464	2,183	0	(19)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		12,500	(1,710)	377	(1,333)	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(516)	(344)	21	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035		9,300	782	(373)	409	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044		75,300	(212)	3,779	3,567	138	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	1,230	1,208	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		8,400	(21)	3,511	3,490	20	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		8,800	(34)	3,516	3,482	21	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		1,700	(5)	579	574	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050		91,100	18	46,510	46,528	0	(21)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	380	442	0	(12)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	326	652	0	(20)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		9,900	139	1,083	1,222	12	0

							$(1,854)	$65,943	$64,089	$488	$(176)

Total Swap Agreements							$(1,049)	$65,763	$64,714	$582	$(176)

Cash of $8,193 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2026.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month		Currency to be Delivered				Currency to be Received	Asset		Liability

AZD		04/2026		$526			CAD	720	$0		$(8)
BOA		04/2026		BRL		2,659		$509	0		(4)
		04/2026		DOP		7,845		125	0		(4)
		04/2026		$510			BRL	2,659	3		0
		04/2026		1,200			DOP	72,975	0		(7)
		05/2026		DOP		130		$2	0		0
BRC		04/2026		HKD		1,133		145	0		0
		04/2026		TRY		36,709		802	0		(11)
		04/2026		$932			TRY	42,589	10		0
		05/2026		TRY		8,440		$181	0		(1)
		05/2026		$673			TRY	31,204	0		0
BSH		04/2026		1,729			GBP	1,299	0		(10)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

05/2026	GBP	1,299	$1,729	10	0
CBK	04/2026	$2,176	EUR	1,852	0	(36)
04/2026	2,240	GBP	1,690	0	(3)
DUB	04/2026	HKD	5,497	$703	1	0
FAR	04/2026	GBP	1,974	2,668	55	0
GLM	04/2026	BRL	2,671	503	0	(13)
04/2026	$1,023	BRL	5,341	8	0
05/2026	DOP	40,394	$622	0	(42)
06/2026	736	12	0	0
06/2026	$503	BRL	2,706	13	0
06/2026	183	MXN	3,185	0	(6)
07/2026	DOP	4,482	$73	0	0
09/2026	15,832	264	8	0
IND	04/2026	EUR	22,888	27,026	571	0
JPM	04/2026	HKD	6,415	821	2	0
MBC	04/2026	GBP	1,015	1,355	12	0
05/2026	$198	EUR	172	1	0
SCX	04/2026	CAD	721	$521	2	0
05/2026	$521	CAD	720	0	(2)
SOG	04/2026	24,276	EUR	21,036	39	0
05/2026	EUR	21,036	$24,314	0	(38)
06/2026	PEN	1,114	331	12	0

Total Forward Foreign Currency Contracts	$747	$(185)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2026(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	—◆	$1,500	$0	$64	$64	$0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	2.711	400	(78)	61	0	(17)

Total Swap Agreements	$(78)	$125	$64	$(17)

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2026 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2026

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$76,229	$42,306	$118,535
Corporate Bonds & Notes
Banking & Finance	0	25,456	1,163	26,619
Industrials	0	55,862	10,443	66,305
Utilities	0	19,430	0	19,430
Convertible Bonds & Notes
Industrials	0	2,548	0	2,548
Municipal Bonds & Notes
Michigan	0	997	0	997
West Virginia	0	2,035	0	2,035
U.S. Government Agencies	0	4,517	2,371	6,888
U.S. Treasury Obligations	0	431	0	431
Non-Agency Mortgage-Backed Securities	0	37,268	0	37,268
Asset-Backed Securities
Automobile Sequential	0	0	4,901	4,901
Home Equity Other	0	7,329	0	7,329
Home Equity Sequential	0	605	0	605
Whole Loan Collateral	0	3,428	0	3,428
Other ABS	0	5,498	9,244	14,742
Sovereign Issues	0	9,205	0	9,205
Common Stocks
Communication Services	1,360	45	1,830	3,235
Consumer Discretionary	0	0	10	10
Financials	1	7,627	0	7,628
Health Care	0	0	12,093	12,093
Industrials	0	0	6,953	6,953
Real Estate	0	0	104	104
Warrants
Communication Services	0	595	0	595
Preferred Securities
Banking & Finance	0	1,626	4,549	6,175
Industrials	0	1,970	1,463	3,433
Real Estate Investment Trusts
Real Estate	1,252	0	0	1,252
Short-Term Instruments
Mutual Funds	0	3,127	0	3,127
Nigeria Treasury Bills	0	2,838	0	2,838

	$2,613	$268,666	$97,430	$368,709
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,715	$0	$0	$46,715

Total Investments	$49,328	$268,666	$97,430	$415,424

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	582	0	582
Over the counter	0	747	64	811

	$0	$1,329	$64	$1,393
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(193)	0	(193)
Over the counter	0	(202)	0	(202)

	$0	$(395)	$0	$(395)

Total Financial Derivative Instruments	$0	$934	$64	$998

Totals	$49,328	$269,600	$97,494	$416,422

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2026:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2026 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$22,933	$8,748	$(7,468)	$63	$(1)	$(792)	$18,823	$0	$42,306	$(840)
Corporate Bonds & Notes
Banking & Finance	0	1,170	(19)	0	1	11	0	0	1,163	(6)
Industrials	9,761	669	(721)	9	0	725	0	0	10,443	532
U.S. Government Agencies	2,393	0	(47)	8	15	2	0	0	2,371	1
Asset-Backed Securities

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2026 (Unaudited)

Communication Services	5,082	0	(168)	0	0	(13)	0	0	4,901	(9)
Consumer Discretionary	9,416	0	0	2	(584)	410	0	0	9,244	(105)
Common Stocks
Communication Services	5,407	0	(4,806)	0	2,554	(1,325)	0	0	1,830	1,755
Consumer Discretionary	9	0	0	0	0	1	0	0	10	0
Financials	3,923	0	(4,020)	0	(3,923)	4,020	0	0	0	0
Health Care	12,416	0	0	0	0	(323)	0	0	12,093	(322)
Industrials	6,137	0	0	0	0	816	0	0	6,953	816
Real Estate(4)	7	0	0	0	0	97	0	0	104	97
Warrants
Communication Services	1,060	0	(956)	0	252	(356)	0	0	0	0
Financials	1	0	(3)	0	(2,265)	2,267	0	0	0	0
Preferred Securities
Banking & Finance	0	4,416	0	0	0	133	0	0	4,549	133
Industrials	1,532	92	0	0	0	(161)	0	0	1,463	(160)

	$80,077	$15,095	$(18,208)	$82	$(3,951)	$5,512	$18,823	$0	$97,430	$1,892
Financial Derivative Instruments- Assets
Over the counter	$89	$0	$0	$0	$0	$(25)	$0	$0	$64	$(25)

Totals	$80,166	$15,095	$(18,208)	$82	$(3,951)	$5,487	$18,823	$0	$97,494	$1,867

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2026	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$7,900	Comparable Companies			EBITDA Multiple		X	16.360	—
		8,639	Discounted Cash Flow			Discount Rate			6.062 – 9.745	8.600
		2,201	Indicative Market Quotation			Broker Quote			101.25	—
		4,271	Recent Transaction			Purchase Price			96.000 – 100.000	98.810
		19,295	Third Party Vendor			Broker Quote			43.500 – 100.125	95.215
Corporate Bonds & Notes
Banking & Finance		1,163	Discounted Cash Flow			Discount Rate			6.918	—
Industrials		10,443	Comparable Companies / Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/ %	12.500/10.000	—
U.S. Government Agencies		2,371	Discounted Cash Flow			Discount Rate			11.670	—
Asset-Backed Securities
Automobile Sequential		4,901	Discounted Cash Flow			Discount Rate			10.420	—
Other ABS		9,244	Discounted Cash Flow			Discount Rate			9.150 – 20.000	11.729
Common Stocks
Communication Services		1,706	Indicative Market Quotation			Broker Quote			$15.000	—
		124	Reference Instrument			Liquidity Discount			12.000	—
Consumer Discretionary		10	Comparable Companies / Discounted Cash Flow			Revenue Multiple / Discount Rate		X / %	0.500/20.750	—
Health Care		12,093	Comparable Companies			EBITDA Multiple		X	16.360	—
Industrials		5,882	Comparable Companies / Discounted Cash Flow			EBITDA Multiple/Discount Rate		X/ %	12.500/10.000
		1,071	Indicative Market Quotation			Broker Quote			$0.594 – 23.000	19.256
Real Estate		104	Other Valuation Techniques(3)			—			—	—
Preferred Securities
Banking & Finance		2,214	Discounted Cash Flow			Discount Rate			11.900	—
		2,335	Recent transaction			Purchase price			$0.000	—
Industrials		144	Comparable Companies			Revenue/ EBITDA Multiple		X	4.625/18.000	—
		1,319	Discounted Cash Flow			Discount Rate			19.155	—
Financial Derivative Instruments- Assets
Over the counter		64	Indicative Market Quotation			Broker Quote			4.267	—

Total		$97,494

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.
(4)		Sector type updated from Financials to Real Estate Industrials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (”ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other thanETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements(Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements(Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2026, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2026 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$42,187	$141,222	$(136,700)	$15	$(9)	$46,715	$1,221	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CEW	Canadian Imperial Bank of Commerce World Markets	MSC	Morgan Stanley & Co. LLC.
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Bank, N.A.
BPS	BNP Paribas S.A.	FAR	Wells Fargo Bank National Association	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	NGN	Nigerian Naira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
DOP	Dominican Peso	KZT	Kazakhstani Tenge	TRY	Turkish New Lira
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	TSFR1M	Term SOFR 1-Month
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR3M	Term SOFR 3-Month
CDX.HY	Credit Derivatives Index - High Yield	MSMMUSTF	MSILF Money Market US Treasury Fund Index	TSFR6M	Term SOFR 6-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	JSC	Joint Stock Company	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind